UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2025

Toast, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40819	45-4168768
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Summer Street Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip code)

(617) 297-1005

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	TOST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2025, the Board of Directors (the “Board”) of Toast, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Anutthara Ramamurthy Bharadwaj to the Board, effective as of October 24, 2025. Ms. Bharadwaj will serve as a Class I director of the Company, to hold office until the 2028 annual meeting of stockholders or until her earlier death, resignation or removal.

Ms. Bharadwaj will participate in the Company’s Non-Employee Director Compensation Program, pursuant to which she will receive, among other things, (i) annual compensation for serving on the Board and any applicable committees thereof and (ii) an initial grant of restricted stock units valued at $400,000 that will vest in equal annual installments over a period of three years, subject to Ms. Bharadwaj’s continued service on the Board through each applicable vesting date, in each case as substantially described in the Company’s filings with the Securities and Exchange Commission.

Ms. Bharadwaj has entered into the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A filed on September 13, 2021. There are no arrangements or understandings between Ms. Bharadwaj and any other person pursuant to which Ms. Bharadwaj was appointed as a member of the Board. There are no family relationships between Ms. Bharadwaj, on the one hand, and any director, executive officer or any other person nominated or chosen by the Company to become a director or executive officer, on the other. There are no transactions or relationships between the Company and Ms. Bharadwaj that are reportable pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On October 27, 2025, the Company issued a press release announcing Ms. Bharadwaj’s appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 27, 2025, by Toast, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2025	TOAST, INC.

	By:	/s/ Brian R. Elworthy
	Name:	Brian R. Elworthy
	Title:	General Counsel